SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2003


                            FEDERATED INVESTORS, INC.
             (Exact name of registrant as specified in its charter)

        Pennsylvania                   001-14818               25-1111467
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                   Identification No.)

                            Federated Investors Tower
                       Pittsburgh, Pennsylvania 15222-3779
          (Address of principal executive offices, including zip code)


                                 (412) 288-1900
              (Registrant's telephone number, including area code)


ITEM 9.  REGULATION FD DISCLOSURE.

     The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

     On April 23, 2003, Federated Investors, Inc. issued the press release attached hereto as Exhibit 99.1 to report first quarter 2003 results.



Exhibit:

     Exhibit 99.1 Additional exhibits - Press release issued by Federated Investors, Inc. dated April 23, 2003




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FEDERATED INVESTORS, INC.
                             (REGISTRANT)



Dated:  April 23, 2003       By:/s/ Denis McAuley III
                             Denis McAuley III
                             Vice President and Principal Accounting Officer





                                  EXHIBIT INDEX


Exhibit
Number     Description
------------------------------------------------------------------------------

99.1     Press release issued by Federated Investors, Inc. dated April 23, 2003